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                       SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 4, 2004
                                                          --------------

                           REGENCY CENTERS CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

           Florida                       001-12298               59-3191743
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)         Identification No.)

           121 West Forsyth Street, Suite 200                      32202
                Jacksonville, Florida                              -----
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        (Address of principal executive offices)                 (Zip Code)

        Registrant's telephone number including area code: (904)-598-7000
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

         [_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

         [_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.03.        Material modifications to rights of security holders
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         On August 4, 2004, Regency Centers Corporation ("Regency" or the
"Company") priced 5,000,000 depositary shares (the "Depositary Shares"), each representing 1/10 of a share of Regency's 7.25% Series 4 Cumulative Redeemable Preferred Stock (the "Series 4 Preferred Stock"). The settlement date is August 31, 2004, and the Depositary Shares and Series 4 Preferred Stock will be issued on that date. The Depositary Shares will be redeemable at par at Regency's election on or after August 31, 2009, will pay a 7.25% annual dividend and will have a liquidation value of $25 per depositary share. With respect to the payment of dividends and amounts upon liquidation, the Series 4 Preferred Stock will rank equally with Regency's Series 3 Preferred Stock and will rank senior to Regency's common stock. Unless full dividends on the Series 4 Preferred Stock, the Series 3 Preferred Stock and any other class of stock ranking on parity with such preferred stock as to dividends have been paid for all past dividend periods, no distribution may be declared or paid on Regency's common stock or any other capital shares that rank junior to the Series 4 Preferred Stock as to dividends. In the event of Regency's liquidation, dissolution or winding up, the holders of the Series 4 Preferred Stock are entitled to be paid out of Regency's assets legally available for distribution to its shareholders a liquidation preference of $250 per share (equivalent to $25 per depositary share), plus an amount equal to any accumulated and unpaid dividends to the date of payment (and the holders of the Series 3 preferred stock and any other class of stock ranking on parity with such preferred stock as to liquidation are entitled to receive their respective liquidation preferences at the same time) before any distribution of assets is made to holders of Regency's common stock or any other capital shares that rank junior to the Series 4 Preferred Stock as to liquidation preference.

ITEM 8.01.        OTHER EVENTS
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         Regency entered into an Underwriting Agreement with Global Markets
Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC with respect to the Depositary Shares on August 4, 2004 (the "Underwriting Agreement"). Regency expects to deliver the depositary shares against payment for the depositary shares on or about August 31, 2004, which is the 19th business day following the date of pricing of the Depositary Shares. This Form 8-K is being filed in order to incorporate by reference into Regency's Registration Statement on Form S-3 the Underwriting Agreement and the other required exhibits.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS
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C.       Exhibits:
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         The exhibits listed below relate to the Series 4 Preferred Stock and
Registration Statement No. 333-37911 on Form S-3 of Regency Centers Corporation, and are filed herewith for incorporation by reference in such Registration Statement.

         1.6 Underwriting Agreement dated August 4, 2004 among Regency Centers Corporation and Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Wachovia Capital Markets, LLC


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         4.6      Form of Deposit Agreement dated August 31, 2004 among Regency
                  Centers Corporation and Wachovia Bank, National Association

         4.7      Form of depositary receipt

         3.3 Amendment to the Company's Articles of Incorporation Designating the Preferences, Rights and Limitations of 500,000 Shares of 7.25% Series 4 Cumulative Redeemable Preferred Stock, effective August 11, 2004.*

         3.4      Restated Articles of Incorporation of the Company*

         5.1 Opinion of Foley & Lardner LLP as to the legality of the securities to be issued

         8.1 Opinion of Foley & Lardner LLP as to the tax aspects of the offering

         12.1 Statement regarding computation of earnings to fixed charges ratio

         23.1 Consent of Foley & Lardner LLP (included in Opinions filed as Exhibits 5.1 and 8.1)

* Filed as an exhibit to the Company's Form 8-A filed August 11, 2004 and incorporated herein by reference.






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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        REGENCY CENTERS CORPORATION
                                        (registrant)


August 27, 2004                         By:   /s/ J. Christian Leavitt
                                           -------------------------------------
                                            J. Christian Leavitt, Senior Vice
                                              President, Finance and Principal
                                              Accounting Officer








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